Exhibit (21)




                            SPRINT CORPORATION
                        SUBSIDIARIES OF REGISTRANT

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

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                                                                                          Ownership
                                                                                          Interest
                                                                         Jurisdiction of    Held
                                                                          Incorporation    by Its
                                 Name                                    or Organization  Immediate
                                                                                           Parent

Carolina Telephone and Telegraph Company                                 North Carolina     100
   Subsidiaries:
      Carolina Telephone Long Distance, Inc.                             North Carolina     100
      SC One Company                                                         Kansas         100
Centel Corporation                                                           Kansas         100
   Subsidiaries:
      Centel Capital Corporation                                            Delaware        100
      Centel Cellular Company of Mexico                                     Delaware        100
         Subsidiary:
            Telefonia Celular del Norte, S.A. de C.V.                        Mexico          20
      Centel Credit Company                                                 Delaware        100
      Centel Directory Company                                              Delaware        100
         Subsidiary:
            The CenDon Partnership                                          Illinois
                                                                           Partnership       50
      Centel-Texas, Inc.                                                      Texas         100
         Subsidiary:
            Central Telephone Company of Texas                                Texas         100
      Central Telephone Company                                             Delaware         94
                                                                                            (1)
         Subsidiaries:
            Central Telephone Company of Florida                             Florida        100
            Central Telephone Company of Illinois                           Illinois        100
            Central Telephone Company of Virginia                           Virginia        100
      New Centel Communications Company                                     Delaware        100
C FON Corporation                                                           Delaware        100
DirectoriesAmerica, Inc.                                                     Kansas         100
   Subsidiary:
      Sprint Publishing & Advertising, Inc.                                  Kansas         100


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(1) Centel Corporation owns all of the common stock.

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(Sprint Corporation Subsidiaries Continued)

Florida Telephone Corporation                                                Florida        100
   Subsidiaries:
      Sprint Metropolitan Networks, Inc.                                     Florida        100
      Sprint Payphone Services, Inc.                                         Florida        100
      Vista-United Telecommunications                                        Florida         49
LD Corporation                                                               Kansas         100
North Supply Company                                                          Ohio          100
   Subsidiaries:
      Northstar Transportation, Inc.                                         Kansas         100
      North Supply Company of Lenexa                                        Delaware        100
      North Supply International, Ltd.                                       Kansas         100
      NSC Advertising, Inc.                                                  Kansas         100
      Sprint Products Group, Inc.                                            Kansas         100
S FON Corporation                                                           Delaware        100
Sprint Asian American, Inc.                                                  Kansas         100
   Subsidiary:
      Asian American Communications, L.L.C.                                  Kansas          25
Sprint Capital Corporation                                                  Delaware        100
Sprint Healthcare Systems, Inc.                                              Kansas         100
Sprint Mid-Atlantic Telecom, Inc.                                        North Carolina     100
Sprint/United Management Company                                             Kansas         100
UCOM, Inc.                                                                  Missouri        100
   Subsidiaries:
      Sprint Communications Company L.P.                                    Delaware
                                                                           Partnership       34
         Subsidiaries:
            Asian American Communications, L.L.C.                            Kansas          24
            Sprint Communications Company of New Hampshire, Inc.          New Hampshire     100
            Sprint Communications Company of Virginia, Inc.                 Virginia        100
            Sprint Licensing, Inc.                                           Kansas         100
            USST of Texas, Inc.                                               Texas         100
      Sprint Enterprises, L.P.                                              Delaware
                                                                           Partnership       32
         Subsidiaries:
            Sprint Spectrum Holding Company, L.P.                           Delaware
                                                                           Partnership       40
               Subsidiaries:
                  Sprint Spectrum L.P.                                      Delaware
                                                                           Partnership       99(2)
                     Subsidiary:
                        WirelessCo, L.P.                                    Delaware
                                                                           Partnership       99(3)
                           Subsidiary:
                              American PCS, L.P.                            Delaware         49
                  NewTelco, L.P.                                            Delaware
                                                                           Partnership       99(2)



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(2) Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99 percent.
(3) Sprint Spectrum L.P. holds the general partnership interest of greater than 99 percent.

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(Sprint Enterprises, L.P. Subsidiaries Continued)

            MinorCo, L.P.                                                   Delaware
                                                                           Partnership       40
               Subsidiaries:
                  Sprint Spectrum L.P.                                      Delaware
                                                                           Partnership      (4)
                  NewTelco, L.P.                                            Delaware
                                                                           Partnership      (4)
                  WirelessCo, L.P.                                          Delaware
                                                                           Partnership      (4)
            PhillieCo, L.P.                                                 Delaware
                                                                           Partnership       47
      Sprint Global Venture, Inc.                                            Kansas         (5)
         Subsidiaries:
            Global One Communications Europe, L.L.C.                        Delaware         33
            Global One Communications GBN Holding, Ltd.                      Ireland         50
            Global One Communications Holding, B.V.                        Netherlands       33
            Global One Communications, L.L.C.                               Delaware         50
            Global One Communications Operations, Ltd.                       Ireland         33
            Global One Communications Service, B.V.                        Netherlands       33
            Global One Communications World Holding, B.V.                  Netherlands       50
            Global One Communications World Operations, Ltd.                 Ireland         50
            Global One Communications World Service, B.V.                  Netherlands       50
      UC PhoneCo, Inc.                                                       Kansas         100
         Subsidiary:
            Sprint Enterprises, L.P.                                        Delaware
                                                                           Partnership       17
United Telephone Company of the Carolinas                                South Carolina     100
   Subsidiaries:
      SC Two Company                                                         Kansas         100
      United Telephone Long Distance, Inc.                               South Carolina     100
United Telephone Company of Eastern Kansas                                  Delaware        100
   Subsidiary:
      Sprint/United Midwest Management Services Company                      Kansas          20
         Subsidiary:
            United Teleservices, Inc.                                        Kansas         100
United Telephone Company of Florida                                          Florida        100
   Subsidiaries:
      United Telephone Communications Systems, Incorporated                  Florida        100
      United Telephone Long Distance, Incorporated                           Florida        100
United Telephone Company of Indiana, Inc.                                    Indiana        100
   Subsidiary:
      SC Four Company                                                        Kansas         100
United Telephone Company of Kansas                                           Kansas         100
   Subsidiary:
      Sprint/United Midwest Management Services Company                      Kansas          80
United Telephone Company of Minnesota                                       Minnesota       100
United Telephone Company of Missouri                                        Missouri        100
   Subsidiary:
      SC Eight Company                                                       Kansas         100

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(4) MinorCo, L.P. holds a limited and preferred partnership interest of less than 1 percent.
(5) UCOM, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1 percent of the common stock.

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(Sprint Corporation Subsidiaries Continued)

United Telephone Company of New Jersey, Inc.                               New Jersey       100
United Telephone Company of the Northwest                                    Oregon         100
United Telephone Company of Ohio                                              Ohio          100
   Subsidiaries:
      SC Five Company                                                        Kansas         100
      United Telephone Communications Services of Ohio, Inc.                  Ohio          100
      United Telephone Long Distance, Inc.                                    Ohio          100
         Subsidiary:
            Sprint Alarm Monitoring Services, Inc.                            Ohio          100
      United Telephone Long Distance of Indiana, Inc.                       Indiana         100
United Telephone Company of Pennsylvania, The                             Pennsylvania      100
   Subsidiaries:
      Joint Underground Locating Services, Inc.                           Pennsylvania      100
      SC Six Company                                                         Kansas         100
      United Telephone Long Distance, Inc.                                Pennsylvania      100
      Valley Network Partnership                                            Virginia
                                                                          Partnership        20
United Telephone Company of Southcentral Kansas                             Arkansas        100
United Telephone Company of Texas, Inc.                                      Texas          100
   Subsidiary:
      SC Seven Company                                                       Kansas          50
United Telephone Company of the West                                        Delaware        100
United Telephone-Southeast, Inc.                                            Virginia        100
   Subsidiaries:
      SC Three Company                                                       Kansas         100
      United Telephone Long Distance, Inc.                                 Tennessee        100
      UTLD, Inc.                                                            Virginia        100
      Valley Network Partnership                                            Virginia
                                                                          Partnership        20
US Telecom, Inc.                                                             Kansas         100
   Subsidiaries:
      ASC Telecom, Inc.                                                      Kansas         100
      LCF, Inc.                                                            California       100
      SC Seven Company                                                       Kansas          50
      Sprint Communications Company L.P.                                    Delaware
                                                                          Partnership        59
      Sprint Enterprises, L.P.                                              Delaware
                                                                          Partnership        33
      Sprint Global Venture, Inc.                                            Kansas         (5)
      Sprint Iridium, Inc.                                                   Kansas         100
         Subsidiary:
            Iridium U.S., L.P.                                              Delaware
                                                                          Partnership        27
      United Telecommunications, Inc.                                       Delaware        100
      US Telecom of New Hampshire, Inc.                                  New Hampshire      100
      UST PhoneCo, Inc.                                                      Kansas         100
         Subsidiary:
            Sprint Enterprises, L.P.                                        Delaware
                                                                          Partnership        18


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(5) UCOM, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1 percent of the common stock.

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(Sprint Corporation Subsidiaries Continued)

Utelcom, Inc.                                                                  Kansas         100
   Subsidiaries:
      Private TransAtlantic Telecommunications System, Inc.                   Delaware        100
         Subsidiary:
            Private Trans-Atlantic Telecommunications System (N.J.),         New Jersey       100
Inc.
      Sprint Communications Company L.P.                                      Delaware
                                                                            Partnership         5
           Sprint Global Venture, Inc.                                         Kansas         (5)
      Sprint International Incorporated                                       Delaware        100
         Subsidiaries:
            Consortium Communications International, Inc.                     New York        100
            Sprint FON Inc.                                                   Delaware        100
            Sprint Global Venture, Inc.                                        Kansas          86
            Sprint International Caribe, Inc.                               Puerto Rico       100
            Sprint International Communications Corporation                   Delaware        100
               Subsidiaries:
                  Sprint Communications Company L.P.                          Delaware
                                                                            Partnership         2
                  Sprint Global Venture, Inc.                                  Kansas          13
            Sprint International France S.A.                                   France         100
            Sprint Telecommunications France Inc.                             Delaware        100
            Sprint Telecommunications Services GmbH                           Germany         100

























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(5) UCOM, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1 percent of the common stock.

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